UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2020 (December 1, 2020)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York 10036

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market
1.75% Senior Notes due 2023	NDAQ23	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously announced in its Current Report on Form 8-K filed on November 19, 2020, on November 18, 2020, Nasdaq, Inc. (“Nasdaq”) entered into a share purchase agreement (the “Purchase Agreement”) with Osprey Acquisition Corporation, a wholly owned subsidiary of Nasdaq (“Buyer”), Verafin Holdings Inc. (“Verafin”), certain shareholders of Verafin (the “Sellers”), and Shareholder Representative Services LLC, solely in its capacity as the representative of the Sellers. Pursuant to the Purchase Agreement, Buyer shall purchase and acquire from the Sellers all of the outstanding common shares of Verafin for an aggregate purchase price of $2.75 billion (the “Acquisition”), subject to certain customary post-closing adjustments. The closing of the Acquisition is subject to the satisfaction or waiver of certain customary closing conditions as set forth in the Purchase Agreement.

ITEM 1.01	Entry into a Material Definitive Agreement.

On December 1, 2020, Nasdaq entered into Amendment No. 1 to Credit Agreement (the “Amendment Agreement”) with the lenders party thereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”) amending that certain Credit Agreement, dated as of April 25, 2017 (as in effect prior to the Amendment Agreement, the “Existing Credit Agreement”), by and among Nasdaq, the lenders and other parties from time to time party thereto and the Administrative Agent.

The Amendment Agreement amends the Existing Credit Agreement to, among other things, (i) provide that, subject to closing of the Acquisition in accordance with the Purchase Agreement and the satisfaction of certain other customary conditions, Nasdaq may borrow revolving loans thereunder for the purpose of financing the Acquisition, repaying certain existing indebtedness of Verafin and paying fees, costs and expenses in connection with the foregoing, (ii) increase the maximum leverage ratio permitted thereunder from 3.50 to 1.00 to 4.50 to 1.00 upon consummation of the Acquisition (stepping down to 4.00 to 1.00 over time), (iii) remove the interest coverage ratio financial covenant and (iv) make certain other changes set forth therein.

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Amendment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference under this Item 2.03.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 1 to Credit Agreement, dated as of December 1, 2020, by and among Nasdaq, Inc., the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains forward-looking information related to Nasdaq, Verafin and the proposed Acquisition that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. When used in this Report, words such as “intends”, “plans”, “will”, “believes”, “expected”, “projected” and similar expressions and any other statements that are not historical facts are intended to identify forward-looking statements. Forward-looking statements in this Report include, among other things, statements about the potential benefits of the proposed Acquisition, Nasdaq’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Nasdaq or Verafin, and the anticipated timing of closing of the proposed Acquisition. Risks and uncertainties include, among other things, risks related to the ability of Nasdaq to consummate the proposed Acquisition on a timely basis or at all; Nasdaq’s ability to secure regulatory approvals on the terms expected, in a timely manner or at all; Nasdaq’s ability to successfully integrate Verafin’s operations; Nasdaq’s ability to implement its plans, forecasts and other expectations with respect to Verafin’s business after the completion of the Acquisition and realize expected synergies; the ability to realize the anticipated benefits of the proposed Acquisition, including the possibility that the expected benefits from the proposed Acquisition will not be realized or will not be realized within the expected time period; the impact of Verafin’s business model on Nasdaq’s ability to forecast revenue results; disruption from the proposed Acquisition making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from Nasdaq’s ongoing business operations; the negative effects of the announcement or the consummation of the proposed Acquisition on the market price of Nasdaq’s common stock or on Nasdaq’s operating results; significant transaction costs; unknown liabilities; the risk of litigation or regulatory actions related to the proposed Acquisition; future levels of Nasdaq’s indebtedness, including additional indebtedness that may be incurred in connection with the proposed Acquisition; and the effect of the announcement or pendency of the Acquisition on Verafin’s business relationships, operating results, and business generally.

Further information on these and other risks and uncertainties relating to Nasdaq can be found in its reports filed on Forms 10-K, 10-Q and 8-K and in other filings Nasdaq makes with the SEC from time to time and available at www.sec.gov. These documents are also available under the Investor Relations section of Nasdaq’s website at http://ir.nasdaq.com/investor-relations. The forward-looking statements included in this Report are made only as of the date hereof. Nasdaq and Verafin disclaim any obligation to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2020	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and
Chief Legal Officer